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                                                                    EXHIBIT 23.1


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into Computer Motion Inc.'s previously filed Registration Statement File Nos. 333-37406, 333-44274 and 333-51646.



/s/ Arthur Andersen LLP
April 10, 2001